UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 12, 2015

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

              3050 Peachtree Road NW, Suite 355, Atlanta GA  30305

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02:	RESIGNATION OF DIRECTOR AND OFFICER; APPOINTMENT OF OFFICER

On August 12, 2015,  Ryan Scates submitted his resignation as Executive Vice President and Secretary of the Company, such resignation to be effective immediately.

On August 12, 2015, the Board of Directors appointed Clifford L. Neuman to serve as Secretary of the Company.  Mr. Neuman already serves as a member of the Board of Directors and outside legal counsel to the Company.  His biographical information can be found in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2014 which can be viewed on the SEC website: www.sec.gov.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc (Registrant)

Dated: August 13, 2015	By: /s/ Christopher F. Brogdon Christopher F. Brogdon, President